SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 25, 2003

                                       CW

                                  (Depositor)

  (Issuer in respect of Mortgage Pass - Through Certificates, Alternative Loan

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       CW
                      Mortgage Pass - Through Certificates
                        Alternative Loan Trust 2003-2CB

On November 25, 2003, The Bank of New York, as Trustee for CW, Mortgage Pass - Through Certificates Alternative Loan Trust 2003-2CB, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of January 1, 2003, among CW as Depositor, Countrywide Home Loans, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CW, Mortgage Pass - Through Certificates Alternative Loan Trust 2003-2CB relating to the distribution date of November 25, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of January 1, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 25, 2003


                                       CW


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated November 25, 2003


                             Payment Date: 11/25/03


          ------------------------------------------------------------
                             Countrywide Home Loans
     Mortgage Pass - Through Certificates, Alternative Loan Trust 2003-2CB
                                 Series 2003-06
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1       318,533,971.87    5.750000%     9,501,656.19  1,526,056.14   11,027,712.33       0.00     252.47
                        2A1        62,946,351.03    6.250000%     4,773,757.48    327,845.58    5,101,603.05       0.00       0.00
                        PO            975,013.66    0.000000%        27,900.56          0.00       27,900.56       0.00       0.00
Residual                AR                  0.00    5.750000%             0.00          0.02            0.02       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M          15,109,553.90    5.851375%        14,870.00     73,666.84       88,536.84       0.00       9.55
                        B1          4,949,596.88    5.851375%         4,871.12     24,131.83       29,002.95       0.00       3.13
                        B2          3,386,488.83    5.851375%         3,332.80     16,510.87       19,843.67       0.00       2.14
                        B3          2,084,045.95    5.851375%         2,051.00     10,160.80       12,211.80       0.00       1.32
                        B4          1,563,009.94    5.851375%         1,538.23      7,620.48        9,158.71       0.00       0.99
                        B5          1,563,084.15    5.851375%         1,538.30      7,620.84        9,159.14       0.00       0.99
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        411,111,116.22     -           14,331,515.68  1,993,613.40   16,325,129.08     -          270.58
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1       309,032,315.68            252.47
                                2A1        58,172,593.56              0.00
                                PO            947,113.10              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M          15,094,683.90              9.55
                                B1          4,944,725.75              3.13
                                B2          3,383,156.04              2.14
                                B3          2,081,994.95              1.32
                                B4          1,561,471.71              0.99
                                B5          1,561,545.84              0.99
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        396,779,600.54            270.58
--------------------------------------------------------------------------------

                             Payment Date: 11/25/03


          ------------------------------------------------------------
                             Countrywide Home Loans
     Mortgage Pass - Through Certificates, Alternative Loan Trust 2003-2CB
                                 Series 2003-06
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1   318,533,971.87     5.750000% 12669DD88    23.921110      3.841957    778.011308
                           2A1    62,946,351.03     6.250000% 12669DD96    46.088972      3.165235    561.636208
                           PO        975,013.66     0.000000% 12669DE20    25.947872      0.000000    880.827061
Residual                   AR              0.00     5.750000% 12669DE38     0.000000      0.200661      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M      15,109,553.90     5.851375% 12669DE46     0.965497      4.783126    980.085181
                           B1      4,949,596.88     5.851375% 12669DE53     0.965497      4.783126    980.085181
                           B2      3,386,488.83     5.851375% 12669DE61     0.965497      4.783126    980.085181
                           B3      2,084,045.95     5.851375% 12669DF29     0.965497      4.783126    980.085181
                           B4      1,563,009.94     5.851375% 12669DF37     0.965497      4.783126    980.085181
                           B5      1,563,084.15     5.851375% 12669DF45     0.965497      4.783126    980.085181
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     411,111,116.22       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
     Mortgage Pass - Through Certificates, Alternative Loan Trust 2003-2CB
                                 Series 2003-06
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance       332,715,737.92    64,063,862.62   396,779,600.54
Loan count                   2029              388             2417
Avg loan rate           6.357369%        7.382767%             6.53
Prepay amount        9,185,033.19     4,738,521.85    13,923,555.04

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees        64,003.87         9,088.12        73,091.99
Sub servicer fees      103,529.42        50,667.08       154,196.51
Trustee fees             2,566.90           516.43         3,083.33


Agg advances                  N/A              N/A              N/A
Adv this period         11,217.45        15,834.77        27,052.22

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy              99,174.04        25,825.96       125,000.00
Fraud                8,426,931.10     2,194,460.90    10,621,392.00
Special Hazard       4,111,111.16             0.00     4,111,111.16


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           93.036057%           100.000000%            382,455,336.57
   -----------------------------------------------------------------------------
   Junior            6.963943%             0.000000%             28,627,578.20
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           4                   767,540.08
60 to 89 days                           1                   131,090.47
90 or more                              2                   411,412.39
Foreclosure                             9                 1,493,745.88

Totals:                                16                 2,803,788.82
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                798,444.20
Current Total Outstanding Number of Loans:                                 5

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           16,325,129.08         16,325,129.08
Principal remittance amount           14,331,515.68         14,331,515.68
Interest remittance amount             1,993,613.40          1,993,613.40